                                                                    Exhibit 10.6

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                 FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

     This First Amendment (this "Amendment") to the Exclusive License Agreement (the "License Agreement"), dated as of January 29, 2007, by and between Critical Therapeutics, Inc., a Delaware corporation ("Licensor"), and Innovative Metabolics, Inc., a Delaware corporation ("IMI"), is entered into on June 29, 2007 by and between the Licensor and IMI. Any capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the License Agreement.

     WHEREAS, pursuant to the License Agreement, Licensor granted an exclusive license to IMI under the Licensed Patents and Licensed Know-How for IMI to research, develop and commercialize the Licensed Products & Methods.

     WHEREAS, Exhibit C of the License Agreement allows for IMI to support Sponsored Research in the Field.

     WHEREAS, IMI desires to support certain Sponsored Research and Licensor is willing to have such Sponsored Research conducted under the NS License.

     WHEREAS, since the effective date of the License Agreement, Provisional Patent Application, No. [**] has been filed with the United States Patent and Trademark Office.

     WHEREAS, Kevin J. Tracey, M.D. has assigned his right, title and interest to the Stimulation Technology to NS, and Dr. Shaw Warren, Jr., M.D. has assigned his right, title and interest to the Stimulation Technology to Licensor.

     WHEREAS, pursuant to the NS License, Licensor has certain rights to NS's interest in the Stimulation Technology and Licensor desires to sublicense those rights to IMI under the License Agreement.

     WHEREAS, Licensor and IMI desire to clarify certain patent prosecution matters related to certain of the NS Licensed Patents.

     NOW, THEREFORE, acting in accordance with Section 10.4 of the License Agreement, the Parties hereby agree as follows:

Section 1. Sponsored Research.

     The Parties hereby agree that Licensor shall have NS perform the research outlined on Exhibit A hereto (the "Additional Research") as Sponsored Research under the NS License during calendar year 2007. On or before July 16, 2007, IMI shall pay Licensor for the Additional Research in accordance with the budget set forth on Exhibit A hereto, and Licensor shall forward all appropriate monies to NS. The Parties hereby further agree that the activities and results of the Additional Research shall be treated as "North Shore Patent Rights" or "North Shore Technology", as appropriate, under the NS License and that any North Shore Patent Rights arising from the Additional Research shall be treated as "Field Only Licensed Patent Rights" under the License Agreement and that any North Shore Technology arising from the Additional Research shall be treated as "NS Licensed Know-How" under the License Agreement.

Section 2. Patent Prosecution.

     2.1 Licensor hereby acknowledges and agrees that the Stimulation Technology is jointly owned by Licensor and NS. The Parties hereby agree that NS's interest in the Stimulation Technology shall be treated as "Field Only Licensed Patent Rights" for all purposes under the License Agreement (including Royalties payable pursuant to Section 5.3 thereof).

     2.2 The Parties hereby amend Exhibit A of the License Agreement as follows: the words "None as of the Effective Date" are hereby deleted and replaced with "Based on the Assignment from H. Shaw Warren, Jr., M.D. to Licensor, Licensor's joint interest in U.S. Application No. [**]

     2.3 The Parties hereby amend Exhibit B of the License Agreement by adding the following row to the end of the table in Exhibit B:

[**]   [**]   [**]   [**]   [**]   [**]

     2.4 Licensor and IMI hereby agree that as of June 16, 2007, the following patent applications shall be prosecuted and maintained by IMI in accordance with the terms of Section 6.1(b)(ii) of the License Agreement:

         APP. NO./     COUNTRY/     PARENT/     PATENT NO. (IF
TITLE   FILING DATE   FILE TYPE   FILING DATE     APPLICABLE)    CRTX DOCKET NO.
-----   -----------   ---------   -----------   --------------   ---------------
[**]       [**]          [**]         [**]            [**]             [**]
[**]       [**]          [**]         [**]            [**]             [**]
[**]       [**]          [**]         [**]            [**]             [**]

Notwithstanding the foregoing, the Parties agree that at any time, at Licensor's reasonable request, on a country-by-country basis, IMI shall file a divisional, continuation, continuation-in-part or other like patent application claiming priority to any of the [**] patent applications listed in the immediately preceding table for Licensor to prosecute and maintain; provided that within [**] days of receipt of invoices from IMI, Licensor shall pay [**] percent ([**]%) of the costs incurred by IMI to prosecute and maintain the patent that is the subject of Licensor's request from June 16, 2007 through the date of the request and all times thereafter.

Section 3. General Provisions.

     3.1 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law provisions, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patent Rights or other intellectual property rights shall be governed by, and construed and enforced in accordance with, the substantive laws of the jurisdiction in which such Patent Rights or other right applies.

     3.2 Effect on License Agreement; Entire Agreement. Except as otherwise expressly provided herein, the License Agreement shall remain in full force and effect. This Amendment (including the Exhibit attached hereto), together with the License Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and replaces any and all previous arrangements and understandings other than the CDA, whether oral or written, between the Parties with respect to the subject matter hereof.

                [Remainder of this Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Parties have caused this First Amendment to the Exclusive License Agreement to be executed by their respective duly authorized officers as of the Effective Date.

                                        INNOVATIVE METABOLICS, INC.


                                        By: /s/ James W. Broderick
                                            ------------------------------------
                                            (Signature)
                                        Name: James W. Broderick, M.D.
                                        Title: Chief Executive Officer


                                        CRITICAL THERAPEUTICS, INC.


                                        By: /s/ Trevor Phillips
                                            ------------------------------------
                                            (Signature)
                                        Name: Trevor Phillips, Ph.D.
                                        Title: Chief Operating Officer

                                    EXHIBIT A

                            RESEARCH PLAN AND BUDGET

[**]

        Category            Detail   Amount
        --------            ------   ------
[**] Subjects                [**]     $[**]
Data Entry and management    [**]     $[**]
Overhead                     [**]     $[**]
                                      -----
Total                                 $[**]
                                      =====